Exhibit 99.1

NASDAQ RSCR: May 2006

FORWARD-LOOKING STATEMENTS Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare's actual results to differ from those anticipated in forward-looking statements. Please refer to the discussion of those factors in our filed reports. These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

MISSION STATEMENT We at ResCare are dedicated and caring people who together form a human service company providing quality supports to enhance the lives of individuals. We commit to effectively manage our resources in order to fulfill our responsibilities to the people we support, our employees, our customers and our communities. We serve with respect, compassion and skill. Building Lives, Reaching Potential.

Business Overview

Overview of ResCare A leading provider of residential, training, educational and support services for people with disabilities and special needs. Provides services in 36 states, Washington DC, Canada and Puerto Rico Three operating segments: Community Services Nation's largest provider of services for individuals with mental retardation or other developmental disabilities Employment Training Services Job training and employment placement to assist people entering or re-entering the workforce Job Corps Training Services Educational and vocational skills training to assist 16-24 year old disadvantaged youth LTM 3/31/06 EBITDA From Continuing Operations = $85.9 million (7.5% of revenues)

Community Services 0.791 Job Corps Training Services 0.142 Employment Training Services 0.06 Other 0.007 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Changing Revenue Mix - Due to WSG purchase Revenue Mix (LTM 12/31/05) Revenue Mix (Q106) Community Services 0.685 Job Corps Training Services 0.125 Employment Training Services 0.173 Other 0.017 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16

Special Needs Markets Community Services $40 billion Job Corps and Employment Training Services & Other $40 billion Special Needs Population $80 Billion Market Opportunity

Geographic Presence

36 states, Canada, Washington DC & Puerto Rico



WA
ID
NV
CA
UT
CO
AZ
NM
NE
KS
OK
TX
IA
MO
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
SC
NC
VA
WV
PA
NY
VT
NJ
MD
FL
PR
Niagara-on-the-Lake, Ontario, Canada

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Family Caregivers 2600000 Other 1400000 Residential Services 460000 Waiting Lists 100000 4.6 million people with developmental disabilities in U.S. Residential Services 490,000 Waiting Lists >100,000 Family Caregivers 2.8 million Other 1.4 million 25% of family caregivers 60 years old+ Community Services - Disabilities Demographics ResCare is the nations leading provider of residential, training, educational and support services for people with special needs.

ICF/MR Group Home ICF/MR Facility Periodic In-Home Services - (Double Digit Growth) (Over 40% are services to elderly) Staffed Waiver Home Host Home State Institution Supported Employment Day Habilitation Services Self Directed Services Community Services - Disabilities Delivery Models

Community Services - Disabilities

Services

- Social training
- Functional training
- Vocational skills training
- Supported employment
- Emotional and psychological counseling

Environments

- Day programs
- Periodic in-home services
- Group homes and supported living (4-8 individuals)
- Residential facilities (> 10 people)

Individual Support Plan



Example Goals

- Personal hygiene: brush teeth
- Functional: shopping, taking the bus
- Vocational training
- Supported employment

Professional Team

- Qualified mental retardation professional
- Support/service coordinators
- Physicians
- Psychologists
- Therapists
- Social workers
- Direct support professionals

Support Systems

- Human resources information system
- HCS billing system
- Kronos time and attendance system
- "Best In Class" quality assurance system
- ResCare quality way

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Community Services - Regional Operating Structure Executive Director Program Directors Finance Director Human Resources Accounts Payable Accounts Receivable/Billing House Manager Direct Support Professionals CORE OFFICE

Community Services Facilities and Persons Served

Employment Training Services In January 2003, entered Employment Training Services market through acquisition of Arbor E&T which had 20 years of experience. Entered One-Stop market in December 2004 and have since become the largest One-Stop operator effective with the WSG purchase in January 2006. Over 150 career centers serving under-skilled persons in 18 states on a continuing basis with a goal of employment. Low capital intensity. Funding primarily from HHS and DOL to local and state agencies.

Job Corps Training Services Second largest Job Corps contractor with 30 years experience Highest rated operator of Job Corps programs 17 centers in 9 states and Puerto Rico providing training services to approximately 7,000 people each day Only one center up for re-bid in each of 2006 and 2007 Low capital intensity Funding from the Department of Labor

Revenue Growth and Reimbursement

Revenue Growth - 2006 Total revenue growth expected to be 24% to 26% over 2006 WSG purchase completed January 2006 - 15% Overall target for organic growth of 3-4% annually, driven primarily by periodic services growth and various contract awards. Periodic in-home services - double digit growth trend expected to continue WeCare New York program increasing from $13 million in 2005 to approximately $25 million in 2006. Continue tuck-in transactions Continue strategic acquisitions Reimbursement rate increases 2006 guidance includes annual rate increase of 0.5% to 1.0%

Acquisition Successes in 2005 and 2006 Targets are primarily smaller home care providers with higher margins Target acquisition purchase price to EBITDA ratio of 4.0x - 5.0x Opportunistically pursue larger acquisitions that meet long-term strategic goals Tuck-ins and strategic acquisition summary 2005 - 16 tuck-ins; annualized revenues of $22 million 2005 - 3 strategic tuck-ins; annualized revenue of $29 million 2006 - 5 tuck-ins; annualized revenues of $10 million 2006 - Armstrong transaction; $28 million, to be completed late Q206 January 2006 Acquisition - Workforce Services Group; revenue of approximately $165 million providing one-stop services for job seekers

Community Services Medicaid reimbursement in 28 state programs, no Medicare Each state has own reimbursement system Flat rates in 2002-2004, received approximately 1% rate increase in third quarter of 2005 2006 calendar rate increase expected to be 0.5% to 1.0% ResCare working with states to reduce costs of providing services Top 5 states (TX, IN, NC, KY, GA) Company cost efficiencies reduce impact of rate fluctuations on growth and profitability Strong support Legislation Courts Arc Reimbursement Landscape Medicaid 0.66 Dept. of Labor 0.12 Others 0.22 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16

Historical Financial Overview

0.045 0.05 0.064 0.248 2003 2004 2005 2006 (E) EBITDAR 961 1009 1074 1340 Steady Revenue Growth - Recently Accelerating ($ in millions) Revenue % growth (E) Midpoint of Guidance range - Q106 Revenue Growth 25.3% 4.5% 5.0% 6.4% 24.8%

Results exclude refinancing costs (2003 and 2005). Results are from continuing operations, 2005 forward 2003 2004 2005 LTM Q1-06 EBITDA 60 65 80 86 Margin 0.062 0.064 0.074 0.075 EBITDA and Margin Growth Improvement ($ in millions) EBITDA Margin

2003 2004 2005 Cash Flow Operations 51.5 41.8 45.7 Capital Expenditure 14.1 16 14.2 Strong Cash Flow From Operations and Free Cash Flow ($ in millions) Cash Flow Operations Capital Expenditure * * Includes $12 million of tax refunds

Business Segments LTM 3/31/06 ($ in millions)

Historical Balance Sheet ($ in millions) * Target Total Debt / EBITDA is 2.5x or lower.

Summary of Outstanding Debt / Credit Availability $150 million 7.75% Senior Unsecured Notes due October 2013 $175 million Senior Secured Revolving Credit Facility Maturity is October 2010 Beginning margin is 175 bps with leverage based grid Also contains a $50 million accordion feature $60 million outstanding letters of credit as of 3/31/06 $45 million outstanding borrowings as of 3/31/06

FY 2003 1 FY 2004 FY 2005 1 Guidance 2006 3 Revenue $ 961 $ 1,009 $1,074 $1,330 - 1,350 Diluted EPS2 $0.60 $0.73 $1.01 $1.20- 1.24 Actual results exclude specified items. Excludes impact of accounting for non-cash beneficial conversion feature in 2004. (3) Guidance as of May 9, 2006. HISTORICAL OPERATING RESULTS ($ in millions except EPS)

RECONCILIATION NON-GAAP INFORMATION

NASDAQ RSCR: May 2006